STOCK OPTION PLAN

Article

I.        Purposes of the Plan
II.       Amount of Stock Subject to Plan
III.      Effective Date and Term of the Plan
IV.       Administration
V.        Eligibility
VI.       Limitation on Exercise of Incentive Options
VII.      Options: Price and Payment
VIII.     Use of Proceeds
IX.       Term of Options and Limitations on the Right of Exercise
X.        Exercise of Options
XI.       Nontransferability of Options and Stock Appreciation Rights
XII.      Termination of Directors, Employees and Independent Contractors
XIII.     Adjustment of Shares; Effect of Certain Transactions
XIV.      Right to Terminate Employees and Independent Contractors
XV.       Purchase for Investment
XVI.      Issuance of Certificates; Legends; Payment of Expenses
XVII.     Withholding Taxes
XVIII.    Listing of Shares and Related Matters
XIX.      Amendment of the Plan
XX.       Termination or Suspension of the Plan
XXI.      Governing Law
XXII.     Partial Invalidity


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                      TMEX USA INC. 2000 STOCK OPTION PLAN

                             I. PURPOSES OF THE PLAN

     1.01 TMEX USA, Inc., a Nevada corporation ("Company"), desires to provide to certain of its directors, employees and independent contractors and the directors, employees and independent contractors of any subsidiary corporation or parent corporation of the Company who are responsible for the continued growth of the Company an opportunity to acquire a proprietary interest in the Company, and, therefore, to create in such directors, employees and independent contractors an increased interest in and a greater concern for the welfare of the Company.

     The Company, by means of this TMEX USA, Inc. 2000 Stock Option Plan (the "Plan"), seeks to retain the services of persons now serving in certain capacities and to secure the services of persons capable of serving in similar capacities.

     1.02 The  stock  options  ("Options")  offered  pursuant  to the Plan are a matter  of  separate  inducement  and are not in lieu  of any  salary  or  other
compensation  for  the  services  of  any  director,   employee  or  independent
contractor.

     1.02 The Options granted pursuant to the Plan are intended to be either incentive stock options ("Incentive Options") within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), or options that do not satisfy the requirements for Incentive Options ("Non-Qualified Options"), but the Company makes no warranty as to the qualification of any Option as an Incentive Option.

                     II. AMOUNT OF STOCK SUBJECT TO THE PLAN

     2.01 The total number of shares of common stock of the Company which either may be purchased pursuant to the exercise of Options shall not exceed, in the aggregate, five million (5,000,000) shares of the authorized common stock, $.001 par value per share, of the Company (the "Shares").

     2.02 Shares which may be acquired pursuant to the Plan may be either authorized but unissued Shares, Shares of issued stock held in the Company's treasury, or both, at the discretion of the Company. If and to the extent that Options expire or terminate without having been exercised, new Options may be granted with respect to Shares subject to such expired or terminated Options; provided, however, that the grant and the terms of such new Options shall in all respects comply with the provisions of the Plan.


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                    III. EFFECTIVE DATE AND TERM OF THE PLAN

     3.01 The Plan is shall become effective on the date (the "Effective Date") on which it is adopted by the Board of Directors of the Company (the "Board of Directors"); provided, however, that if the Plan is not approved by a vote of the shareholders of the Company within twelve (12) months before or after the Effective Date, the Plan and any Options granted pursuant thereto shall terminate.

     3.02 The Company may, from time to time during the period beginning on the Effective Date and ending on April 12, 2010 ("Termination Date"), grant Options to persons eligible to participate in the Plan, pursuant to the terms of the Plan. Options granted prior to the Termination Date may extend beyond that date, in accordance with the terms thereof.

     3.03 As used in the Plan, the terms "subsidiary corporation" and "parent corporation" shall have the meanings ascribed to such terms, respectively, in Sections 425(f) and 425(e) of the Code.

     3.04 A director, employee or independent contractor to whom Options are granted may be referred to herein as a "Participant."

                               IV. ADMINISTRATION

     4.01 The Board of Directors shall designate an option committee (the "Committee") which shall consist of no fewer than three (3) directors, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to administer the Plan. A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board of Directors, and any vacancy on the Committee may at any time be filled by resolution adopted by the Board of Directors.

     4.02 Any or all powers and functions of the Committee may at any time and from time to time be exercised by the Board of Directors; provided, however, that, with respect to the participation in the Plan by members of the Board of Directors, such powers and functions of the Committee may be exercised by the Board of Directors only if, at the time of such exercise, a majority of the members of the Board of Directors, as the case may be, and a majority of the directors acting in the particular matter, are "disinterested persons" within the meaning of Rule 16b-3 (or any successor rule or


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regulation)  promulgated pursuant to the Exchange Act. Any reference in the Plan to the Committee shall be deemed also to refer to the Board of Directors, to the extent that the Board of Directors is exercising any of the powers and functions of the Committee.

     4.03 Subject to the express provisions of the Plan, the Committee shall have the authority, in its discretion,

     (i) to determine the directors, employees and independent contractors to whom Options shall be granted, the time when such Options shall be granted, the number of Shares which shall be subject to each Option; the purchase price or exercise price of each Share which shall be subject to each Option, the period(s) during which such Options shall be exercisable (whether in whole or in part), and the other terms and provisions of the respective Options (which need not be identical);

     (ii) to construe the Plan and Options granted pursuant thereto;

    (iii) to prescribe, amend and rescind rules and regulations relating to the Plan; and

     (iv) to  make  all  other   determinations   necessary  or  advisable   for
          administering the Plan.

     4.04 Without limiting the generality of the foregoing, the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of twelve (12) months following the date of acquisition of such Shares and (ii) that in the event of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of such Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be determined at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment or participate directly or indirectly in any business or enterprise in which such person will be called upon to utilize special knowledge obtained through directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement with the Company or any subsidiary corporation or parent corporation thereof.

     The determination of the Committee on matters referred to in this Article IV shall


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be conclusive.

     4.05 The Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Committee or of the Board of Directors shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

                                 V. ELIGIBILITY

     5.01 Non-Qualified Options may be granted only to directors, employees and independent contractors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, except as hereinafter provided. Any person who shall have retired from active employment by the Company, including such person having entered into an independent contractor agreement with the Company shall also be eligible to receive an Option.

                 VI. LIMITATION ON EXERCISE OF INCENTIVE OPTIONS

     6.01 Except as otherwise provided pursuant to the Code, to the extent that the aggregate fair market value of Shares with respect to which Incentive Options are exercisable for the first time by an employee or independent contractor during any calendar year (pursuant to all stock options plans of the Company and any parent corporation or subsidiary corporation of the Company) exceeds One Hundred Thousand Dollars ($100,000), such Options shall be treated as Non-Qualified Options. For purposes of this limitation, (i) the fair market value of Shares is determined as of the time the Option is granted, and (ii) the limitation will be applied by taking into account Options in the order in which they were granted.

                         VII. OPTIONS: PRICE AND PAYMENT

     7.01 The purchase price for each Share purchasable under any Non-Qualified Option granted pursuant to the Plan shall be such amount as the Committee shall deem appropriate.

     7.02 The purchase price for each Share purchasable pursuant to any Incentive Option shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred percent (100%) of the fair market value per Share on the date the option is granted; provided, however, that in the case of an Incentive Option



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granted to a Participant who, at the time such Incentive option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, the purchase price for each Share shall be such amount as the Committee shall, in its best judgment, determine to be not less than one hundred ten percent (110%) of the fair market value per Share at the date such Option is granted.

     7.03 If the Shares are listed on a national securities exchange in the United States on any date on which the fair market value per Share is to be determined, the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on such date. If the Shares are listed on a national securities exchange in the United States of America on such date but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares were traded. If the Shares are listed on more than one national securities exchange in the United States of America on the date any such Option is granted, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     7.04 If a public market exists for the Shares on any date on which the fair market value per Share is to be determined, but the Shares are not listed on a national securities exchange in the United States of America, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.

     7.05 If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.

     For purposes of the Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.

     7.06 Upon the exercise of an Option, the Company shall cause the purchased Shares to be issued only when it shall have received the full and complete purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash or


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certified  check,  the  Participant  may,  if and to the extent the terms of the option so provide and to the extent permitted by applicable law, exercise an option in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such Participant having a fair market value equal to the purchase price of the Shares as to which the Option is being exercised. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.

                              VIII. USE OF PROCEEDS

     8.01 The cash proceeds of the sale of Shares subject to Options are to be added to the general funds of the Company and used for its general corporate purposes as the Board of Directors shall determine.

                       IX. TERM OF OPTIONS AND LIMITATIONS
                            ON THE RIGHT OF EXERCISE

     9.01 Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Committee shall determine at the date of the grant of such Option; provided, however, that an Incentive option shall not be exercisable after the expiration of five (5) years from the date such Option is granted; and provided, further, that, in the event that an Incentive Option granted to a Participant who, at the time such Option is granted, owns stock of the Company or any subsidiary corporation or parent corporation of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any subsidiary corporation or parent corporation of the Company, such Option shall not be exercisable after the expiration of three (3) years from the date such option is granted.

     9.02 Subject to the provisions of Article XX of the Plan, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any option.

     9.03 To the extent that an Option is not exercised within the period of exerciseability specified therein, it shall expire as to the then unexercised part.

     In no event shall an option granted pursuant to the Plan be exercisable for a fraction of a Share.


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                             X. EXERCISE OF OPTIONS

     10.01 Any Option shall be exercised by the Participant holding such option as to all or part of the Shares contemplated by such Option by giving written notice of such exercise to the Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given, for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XV, XVII and XVIII of the Plan, the Company shall cause certificates for the Shares so purchased to be delivered to the Participant at the principal business office of the Company, in exchange for payment of the full and complete purchase price, on the date specified in the notice of exercise.

                        XI. NONTRANSFERABILITY OF OPTIONS
                          AND STOCK APPRECIATION RIGHTS

     11.01 No Option shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option shall be exercisable, during the lifetime of the Participant, only by such Participant.

                    XII. TERMINATION OF DIRECTORS, EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     12.01 Upon termination of the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement of any Participant with the Company and all subsidiary corporations and parent corporations of the Company, unless specified to the contrary in the respective Stock Option Agreement to which the Company and such Participant are parties and which relates to such Option, any Option previously granted to such Participant, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:

     (a) if such Participant shall die while serving as a director, while in the employ of such corporation, during the term of any independent contractor relationship or agreement, or during the term of any consulting relationship agreement or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause
          (b) below and at a time when such Participant was entitled to exercise an Option as provided in the Plan, the legal representative of such Participant, or such person who acquired such Option by bequest or inheritance or by reason of the death of such Participant, may, not later than one (1) year from the date of


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          death, exercise such Option, to the extent not theretofore  exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option; and

     (b) if the directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement any Participant to whom such Option shall have been granted shall terminate by reason of the Participant's retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the Company or any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired other than for cause (as defined below), and while such Participant is entitled to exercise such Option as herein provided, such Participant shall have the right to exercise such Option, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Committee in such Option, at any time up to and including (i) three (3) months after the date of such termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of retirement or dismissal other than for cause and (ii) one (1) year after the date of termination of directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement in the case of termination by reason of disability.

     In no event, however, shall any person be entitled to exercise any Option after the expiration of the period of exerciseability of such Option as specified therein.

     12.02 If a Participant voluntarily terminates his directorship, employment, term of any independent contractor relationship or agreement, or term of any consulting relationship agreement, or is discharged for cause, unless specified to the contrary in the respective Stock Option Agreement to which the Company and such participant are parties, and which relates to such Option, any Option shall forthwith terminate with respect to any unexercised portion thereof.

     12.03 If an Option shall be exercised by the legal representative of a deceased Participant, or by a person who acquired an Option by bequest or inheritance or by reason of the death of any Participant, written notice of such exercise shall be accompanied by a certified copy of letter testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option.

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     12.04 For the  purposes of the Plan,  the term "for  cause"  shall mean (i)
with respect to an employee who is a party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of "for cause" or "cause" (or words of similar import) for purposes of termination of employment pursuant thereto by the Company or such subsidiary corporation or parent corporation of the Company, "for cause" or "cause" as defined in the most recent of such agreements or plans, or (ii) a party to any independent contractor relationship or agreement or any consulting relationship or agreement, whether oral or written, or (iii) in all other cases, as determined by the Board of Directors, in its sole discretion, (a) the willful commission by an employee or independent contractor of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury or damage to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by an employee or independent contractor of an act of fraud in the performance of such employee's duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (c) the continuing willful failure of an employee or independent contractor to perform the duties of such employee or independent contractor to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the employee's or independent contractor's incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the employee or independent contractor by the Board of Directors; or (d) the order of a court of competent jurisdiction requiring the termination of the employee's employment, or term of any independent contractor relationship or agreement, or term of any consulting relationship agreement. For purposes of the Plan, no act, or failure to act, on the employee's or independent contractor's part shall be considered "willful" unless done or omitted to be done by the employee or independent contractor not in good faith and without reasonable belief that the employee's or independent contractor's action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.

     12.05 For the purposes of the Plan, an employment relationship shall be deemed to exist between a person and a corporation if, at the time of the determination, the individual was an "employee" of such corporation for purposes of Section 422A(a) of the Code. If a person is on maternity, military, or sick leave or other bona fide leave of absence, such person shall be considered an "employee" for purposes of the exercise of an Option shall be entitled to exercise such Option during such leave if the period of such leave does not exceed ninety (90) days, or, if longer, so long as such person's right to reemployment with his employer is guaranteed either by statute or by contract. If the


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period of leave exceeds ninety (90) days, the employment  relationship  shall be deemed to have terminated on the ninety-first (91) day of such leave, unless such person's right to reemployment is guaranteed by statute or contract.

     12.06 An employee or independent contractor shall not be deemed terminated by reason of (i) the transfer of a Participant from the Company to a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of a Participant from a subsidiary corporation or a parent corporation of the Company by the Company or by another subsidiary corporation or parent corporation of the Company.

           XIII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS

     13.01 In the event of any change in the outstanding Shares as a result of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination or exchange of shares, or other similar change in capital structure of the Company, an adjustment shall be made to each outstanding Option such that each such Option shall thereafter be exercisable for such securities, cash or other property as would have been received in respect of the Shares subject to such Option had such Option been exercised in full immediately prior to such change, and such an adjustment shall be made successively each time any such change shall occur. The term "Shares" after any such change shall refer to the securities, cash or property then receivable upon exercise of an Option. In addition, in the event of any such change, the Committee shall make any additional adjustment as may be appropriate to the maximum number of Shares subject to the Plan, the maximum number of Shares, if any, for which Options may be granted to any one employee or independent contractor, and the number of Shares and price per Share subject to outstanding Options as shall be appropriate to prevent dilution or enlargement of rights under such Options, and the determination of the Committee as to these matters shall be conclusive. Notwithstanding the foregoing, (i) each such adjustment with respect to an Incentive Option shall comply with the rules of
Section 425(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Option other than an "incentive stock option" for purposes of Section 422A of the Code.

     13.02 For purposes of the Plan, a "change in control" of the Company occurs if: (a) any "person" (defined as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act, as amended) other than the current owner is or becomes the beneficial owner, directly or indirectly, of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's outstanding securities then entitled to vote for the election of directors; or (b) during any period of two consecutive years, persons who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof; or (c) the Board


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of Directors shall approve the sale of all or substantially all of the assets of the Company or any merger, consolidation, issuance of securities or purchase of assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.

     13.03 In the event of a change in control of the Company (defined above), the Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option outstanding pursuant to the Plan shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option, an amount of cash equal to the excess of the fair market value of such Share immediately prior to the occurrence of such transaction increases the exercise price per Share of such Option. The provisions specified in the preceding sentence shall be inapplicable to an Option granted within six
(6) months before the occurrence of a transaction described above if the holder of such Option is a director or officer of the Company or a beneficial owner of the Company who is described in Section 16(a) of the Exchange Act, unless such holder dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the expiration of such six-month period.

     Alternatively, the Committee may determine, in its discretion, that all then outstanding Options shall immediately become exercisable upon a change of control of the Company.

                        XIV. RIGHT TO TERMINATE EMPLOYEES
                           AND INDEPENDENT CONTRACTORS

     14.01 The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the retention of any Participant; and it shall not impose any obligation on the part of any Participant to remain in the employ of the Company or of any subsidiary corporation or parent corporation thereof.

                           XV. PURCHASE FOR INVESTMENT

     15.01 Except as provided otherwise in the Plan, a Participant shall, upon any exercise of an Option, execute and deliver to the Company a written statement, in form satisfactory to the Company, in which such Participant represents and warrants that such Participant is purchasing or acquiring the Shares acquired pursuant thereto for such Participant's own account, for investment only and not with an intention of the resale or distribution thereof, and agrees that any subsequent offer for sale or sale or distribution of any of such Shares shall be made only pursuant to either (a) a Registration Statement on an appropriate form pursuant to the Securities Act of 1933, as amended (the

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


"Securities Act"), which Registration Statement has become effective and is current with regard to the Shares being offered or sold, or (b) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the holder shall, if so requested by the Company, prior to any offer for sale or sale of such Shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Company, from counsel for or approved by the Company, as to the applicability of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered pursuant to the Securities Act and a prospectus in respect thereof is current or (ii) reofferings of Shares by affiliates of the Company (as defined in Rule 405 or any successor rule or regulation promulgated pursuant to the Securities Act) if the Shares being reoffered are registered pursuant to the Securities Act and a prospectus in respect thereof is current.

           XVI. ISSUANCE OF CERTIFICATES; LEGENDS; PAYMENT OF EXPENSES

     16.01 Upon any exercise of an Option and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares as to which such Option has been exercised shall be issued by the Company in the name of the person exercising such Option and shall be delivered to or upon the order of such person or persons.

     16.02 The Company may endorse such legend or legends upon the certificates for Shares issued upon exercise of an Option granted pursuant to the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, (ii) implement the provisions of the Plan and any agreement between the Company and the optionee with respect to such Shares, or (iii) permit the Company to determine the occurrence of a disqualifying disposition, within the meaning of Section 421(b) of the Code, of Shares transferred upon exercise of an Incentive Option.

     16.03 The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses incurred by the Company in connection with such issuance or transfer.

     All Shares issued as provided in the Plan shall be fully paid and non-assessable to the extent permitted by law.

                             XVII. WITHHOLDING TAXES

     17.01 The Company may require an employee or independent contractor exercising a Non-Qualified Option granted pursuant to the Plan or disposing of Shares


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


acquired pursuant to the exercise of an Incentive Option in a disqualifying disposition (within the meaning of Section 421(b) of the Code), to reimburse the corporation that employs such employee for any taxes required by any government to be withheld or otherwise deducted and paid by such corporation in respect of the issuance or disposition of such Shares. In lieu thereof, the employer corporation shall have the right to withhold the amount of such taxes from any other amounts due or to become due from such corporation to the employee or independent contractor upon such terms and conditions as the Committee shall prescribe. The employer corporation may, in its discretion, hold the stock certificate to which such employee or independent contractor is entitled upon the exercise of an Option as security for the payment of such withholding tax liability, until cash sufficient to pay that liability has been accumulated.

                  XVIII. LISTING OF SHARES AND RELATED MATTERS

     18.01 If at any time the Board of Directors shall determine in its discretion that the listing, registration or qualification of the Shares subject to the Plan upon any national securities exchange or pursuant to any state or federal law, or the consent or approval of any governmental regulatory agency, is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares pursuant to the Plan, no Shares shall be issued unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Board of Directors.

                           XIX. AMENDMENT OF THE PLAN

     19.01 The Board of Directors or the Committee may, from time to time, amend the Plan, provided that, notwithstanding anything to the contrary in the Plan, no amendment shall be made, without the approval of the shareholders of the Company, that will (i) increase the total number of Shares reserved for Options pursuant to the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Incentive Option granted pursuant to the Plan to an amount less than the price required by
Article VI, (iii) modify the provisions of the Plan relating to eligibility,  or
(iv) materially increase the benefits accruing to participants pursuant to the Plan. The Board of Directors or the Committee shall be authorized to amend the Plan and the Options to permit the Incentive Options to qualify as "incentive stock options" within the meaning of Section 422A of the Code. The rights and obligations pursuant to any Option granted before amendment of the Plan or any unexercised portion of such Option shall not be adversely affected by amendment of the Plan or the Option without the consent of the holder of the Option.



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


                    XX. TERMINATION OR SUSPENSION OF THE PLAN

     20.01 The Board of Directors or the Committee may at any time and for any or no reason suspend or terminate the Plan. The Plan, unless sooner terminated pursuant to Article III of the Plan or by action of the Board of Directors, shall terminate at the close of business on the Termination Date. An Option may not be granted while the Plan is suspended or after it is terminated. Options granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option was granted. The power of the Committee pursuant to Article IV of the Plan to construe and administer any Options granted prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

                               XXI. GOVERNING LAW

     21.01 The Plan and such Options as may be granted pursuant thereto and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Nevada, as from time to time amended.

                            XXII. PARTIAL INVALIDITY

     22.01 The invalidity or illegality of any provision of the Plan shall not be deemed to affect the validity of any other provision of the Plan.




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